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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
         November 12, 2002

RWD TECHNOLOGIES, INC.
(Exact Name of registrant as specified in its charter)

Maryland	0-22145	52-1552720
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10480 Little Patuxent Parkway, Suite 1200, Columbia, Maryland 21044 (Address of principal executive offices)
(410) 730-4377 (Registrant's telephone number)

Item 7. Financial Statements and Exhibits

  (c)
  Exhibits. The following exhibits are filed with this document.

Exhibit Number	Description
99.1	Certification of the Chief Executive Officer, Robert W. Deutsch, Ph.D., of RWD Technologies, Inc. pursuant to 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act of 2002)
99.2	Certification of the Chief Financial Officer, Beth Marie Buck, CPA, of RWD Technologies, Inc. pursuant to 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act of 2002)

Item 9. Regulation FD Disclosure

        On November 12, 2002, the Chief Executive Officer, Robert W. Deutsch, Ph.D., and the Chief Financial Officer, Beth Marie Buck, CPA, of RWD Technologies, Inc. (the "Registrant"), made the certifications required by 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act of 2002) accompanying the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002. A copy of each of these certifications is attached hereto as an Exhibit.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RWD TECHNOLOGIES, INC.
Date: November 12, 2002	By:	/s/ BETH MARIE BUCK Beth Marie Buck, CPA Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Certification of the Chief Executive Officer, Robert W. Deutsch, Ph.D., of RWD Technologies, Inc. pursuant to 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act of 2002)
99.2	Certification of the Chief Financial Officer, Beth Marie Buck, CPA, of RWD Technologies, Inc. pursuant to 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act of 2002)

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  Item 7. Financial Statements and Exhibits
  Item 9. Regulation FD Disclosure
SIGNATURES
  Exhibit Index